UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2007

NOVA BIOSOURCE FUELS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-32531	91-2028450
(State or other	(Commission File Number)	(I.R.S. Employer
Jurisdiction		Identification Number)
of incorporation)

The Riviana Building, 2777 Allen Parkway, Suite 860, Houston, Texas 77019

(Address of Principal Executive Offices)

713-869-6682

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01          OTHER EVENTS

Recent Developments

On March 29, 2007, the biodiesel refinery built by Biosource America, Inc. (“Biosource America”) for Clinton County BioEnergy, LLC (“CCBE”) in Clinton County, Iowa demonstrated production on a sustained basis of more than 1,200 gallons per hour of biodiesel and met or exceeded the product specification requirements of ASTM 6751 for biodiesel from vegetable oil feedstock.  The refinery also produced, as a co-product, technical grade glycerin in excess of 97 percent purity.

The sustained production and quality demonstrated the designed operational throughput capacity and product quality of the plant and, after independent testing and review, enabled Biosource America to receive a certificate of substantial completion on April 9, 2007 from CCBE pursuant to the Design/Build Agreement between Biosource America and CCBE.

Biosource America is the wholly-owned engineering and construction subsidiary of Nova Biosource Fuels, Inc.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NOVA BIOSOURCE FUELS, INC.

	By:	/s/ Kenneth T. Hern
Kenneth T. Hern
Chairman and Chief Executive Officer

Date: April 13, 2007